EX-99.906CERT

Certification of Principal Executive Officer

  In connection with the Certified Shareholder Report of Ellsworth Convertible Growth and Income Fund, Inc. (the "Company") on Form N-CSR for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas H. Dinsmore, Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

   (1)	The Report fully complies with the requirements of Section 13(a)
or 15(d) of the Securities Exchange Act of 1934; and

   (2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 27, 2004

                  /s/Thomas H. Dinsmore
                  Thomas H. Dinsmore
                  Chairman of the Board and
                  Chief Executive Officer
                  (Principal Executive Officer)

  A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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Certification of Principal Financial Officer

  In connection with the Certified Shareholder Report of Ellsworth
Convertible Growth and Income Fund, Inc. (the "Company") on Form N-CSR for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary I. Levine, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

   (1)	The Report fully complies with the requirements of Section 13(a)
or 15(d) of the Securities Exchange Act of 1934; and

   (2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 27, 2004

                  /s/Gary I. Levine
                  Gary I. Levine
                  Chief Financial Officer
                  (Principal Financial Officer)

  A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.